Exhibit 99.1

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KULICKE & SOFFA

11th Annual Needham Growth Stock Conference January 8, 2009

January 8, 2009 Needham Growth Stock Conference Kulicke & Soffa®

Safe Harbor Statement

In additional to historical statements, this presentation contains forward-looking statements, including forecasts of future market size, market share and future Company performance, and often contain words such as “forecast”, “projection”, “expect”, “intend”, “believe”, “seek”, or “will.” These statements are subject to risks and uncertainties that could cause actual results to materially differ from those projected. Further discussions of risk factors are available in the Company’s most recent SEC filings including the annual report on form 10-K for the fiscal year ended 9/27/08.

This presentation may also contain non-GAAP financial information. Management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of our financial performance, identifying trends in our results, and providing meaningful period-to-period comparisons. For a reconciliation of non-GAAP measures presented in this document, see the accompanying information posted to the Investor Relations section of our website at www.kns.com

January 8, 2009 Needham Growth Stock Conference 2 Kulicke & Soffa®

Profile

K&S is a Leader in Semiconductor Assembly Equipment & Materials

We Provide Cutting Edge Technology & Process Solutions in:

Ball Bonding

Die Bonding

Wedge Bonding

We Enable Customers To Assemble Next Generation Devices At Increased Levels of Productivity & Reliability

January 8, 2009 Needham Growth Stock Conference 3 Kulicke & Soffa®

Strategy - Focus on Key Bonding Processes

Leverage Historic Technology Leadership in Ball Bonding

Penetrate Die Bonding

FY2007 Alphasem Acquisition (November 2006)

FY2009 Launch of ‘Discovery’ Die Bonder

Establish Leadership in Wedge Bonding

FY2008 Orthodyne Acquisition (October 2008)

January 8, 2009 Needham Growth Stock Conference 4 Kulicke & Soffa®

Positioned With Leading Products In Critical Back-end Processes

1 2,3 4,5,6

Wafer Wafer Mount

Dicing

Die Bonding

Wire Bonding

Molding

Strip Singulation

Solder Ball Attach Or Lead Form

Marking

Test & Visual QC

Pack & Ship

K&S Products

1 Dicing Blades 4 Ball Bonder Equipment

2 Die Bonder Equipment 5 Wedge Bonder Equipment

3 Die Pick-up Tools 6 Bonding Tools

January 8, 2009 Needham Growth Stock Conference 5 Kulicke & Soffa®

K&S TAM Growth*,† (Continuing Operations)

Acquire Alphasem Die Bonders

Acquire Orthodyne Wedge Bonders

Sales in $M

2500.0

2000.0

1500.0

1000.0

500.0

0.0

2005

2006

2007

2008

2009

2010

2011

2012

2013

Calendar Year

Tools Aut. Ball Bonders Die Bonding Equ. Aut. Wedge Bonders

*Sources: IC Ball Bonder TAM, Wedge Bonder TAM & IC Die Bonder TAM: VLSI Research Equipment Forecast, October 2008; Tools TAM: K&S Internal bottom up analysis and Forecast

† Pre 2008 Market Crises

January 8, 2009 Needham Growth Stock Conference 6 Kulicke & Soffa®

Equipment Technology Leadership

NEW! State of the Art Ball Bonders

High Performance Bonder

PS

IConn

Advanced Packaging Technology Highest Throughput

Stacked Die

Low-k Bonding

Cost Performance Bonder

PS

Connx

LEDs, Discretes, Low Pin-Count Packaging Specialized Handling Technology

Power Series

January 8, 2009 Needham Growth Stock Conference 7 Kulicke & Soffa®

Discovery - Next Generation Die Bonder

Leading edge accuracy and stability Intermediate staging station with additional camera

Dynamic calibration ensures stability over time Optimization of processing time for higher throughputs

Modularity and flexibility

Distributed architecture

Indexer design

HBT 130 C vs Standard process

% of voids

50.0

40.0

30.0

20.0

10.0

0.0

0.0

200.0

400.0

600.0

800.0

1000.0

1200.0

Bonding Time ms

4 holes rubber tool

4 holes HBT 130 C

Place Accuracy

Position [µm]

25

15

5

-5

-15

-25

0

25

50

75

100

Die #

XY

January 8, 2009 Needham Growth Stock Conference 8 Kulicke & Soffa®

Discovery - Next Generation Die Bonder

Launch in April 2009

Show at SEMICON Korea (January 20th- 22nd)

First 3 Qualifications Identified

December 8, 2008 KLIC Investor Day 9 Kulicke & Soffa®

Orthodyne Acquisition

ORTHODYNE®

ELECTRONICS

A Division of

Core Markets

Power Semiconductors & Power Hybrid Microelectronics

Applications

Power management, conversion, switching and control, directly related to energy management to a broad market base

Automotive Electronics, Industrial Motor Drives, PC’s, Gaming counsels, Flat Screen TV’s, Consumer Electronics, White Goods, etc.

Electronic ballasts for lighting, power electronics for heating, cooling, pumps

Military, Medical, Aeronautic power modules

Emerging Growth Markets

Hybrid vehicles, E-Bike

Wind power generation and conversion

Solar PV power generation, conversion and storage solutions Power LED’s and Solar PV panel assembly

Aluminum Wire Bonding Technology

Remains the interconnect of choice for power modules and power semiconductors

January 8, 2009 Needham Growth Stock Conference 10 Kulicke & Soffa®

Orthodyne Acquisition

ORTHODYNE®

ELECTRONICS

A Division of

Appealing Market Drivers

Energy costs/gov’t mandates driving expanded use of power management & power conversion electronics

Strong growth in existing markets with core products. New wire-bonder product lines and OE PowerRibbon® Technology coming on-line

Growing market opportunities in alternate energy & energy efficiency applications

Power interconnect opportunities in solar panels, power LED’s and specialized batteries

Power Semiconductors sector, historically less volatile than semiconductor IC markets

Projections of 6 to 11% CAGR thru 2011 for their core markets **

High Degree of Technical Competence

Core equipment technology and critical processes developed and supported under one roof

Yields higher gross margins with OE developed technology.

Allows customized solutions and closer ties to the customer

OE machine vision systems, motion control, high speed robotic mechanisms, and ultrasonics can be tailored to meet customers needs

A history of successful innovation with new generation products exceeding 55% of 2007 revenue.

Experienced and innovative Application, Sales, and Engineering Staff

Market Leadership in Power Interconnects

Excellent customer relationships with leading companies such as Siemens, NEC, Fujitsu, STMicroelectronics, Delphi, Fairchild, Toyota, Denso, and other Fortune 500 Companies

Recently introduced innovations such as PowerRibbon® bonding offers improved electrical performance for high power applications and a reduced cost interconnect alternative for power semiconductor packages.

Market leader with 50-80% market share in all core markets.

Opportunities exist to improve market share, leverage expertise and market synergies with another market leader and our new strategic partner (I.e. K&S)

** Pre 2008 market crisis and pending revisions

January 8, 2009 Needham Growth Stock Conference 11 Kulicke & Soffa®

Energy Conservation Driving Power Electronic Solutions

ORTHODYNE ELECTRONICS®
A Division of K&S

Markets	Key Drivers
Renewable Energy	❖ Energy costs/Gov't mandates combined with demand for energy efficiency ❖ Wind Turbines and photovoltaic inverters
Lighting	❖ Elimination of incandescent bulbs and energy saving measures ❖ Replacement of magnetic ballasts
Power Modules	❖ Drive for more energy efficient applications and machines
Power Supplies	❖ IGBT based modules replacing thyristor (non-wirebonded assemblies) in the inverter stage of the UPS yielding increased electrical efficiencies
Industrial Motor Drives	❖ Increased investment in industrial production especially in China ❖ Motor inverter controls being mandated WW
Consumer/ White Goods	❖ Increased usage of inverter based variable speed motor controls for consumer white goods ❖ Driven by rising energy costs and government regulation

January 8, 2009 *Needham Growth Stock Conference* 12 Kulicke & Soffa

K&S Before & After

K&S with Wire K&S less Wire plus OE **

($ millions) 9 Mos End FY 9 Mos End FY

6/28/08 9/29/07 6/28/08 9/29/07

Revenue * 582.7 700.4 343.6 480.9

Gross Profit 131.2 181.2 152.6 220.9

Gross Margin 22.5% 25.9% 44.4% 45.9%

Operating Exp. 112.0 139.1 139.8 173.1

Operating Inc. 19.0 42.1 12.5 47.9

Net Income 17.6 40.1 12.6 42.6

Net Income % 3.0% 5.7% 3.7% 8.9%

Working Capital *** 163.3 119.7

* Includes $283 million and $292 gold pass through in 2008 and 2007, respectively

** Excludes Orthodyne pro forma adjustments

*** Accounts Receivable plus inventory minus accounts payable

All K&S amounts adjusted for non-GAAP items

January 8, 2009 Needham Growth Stock Conference 13 Kulicke & Soffa®

Strategy - Delever

Divested Wire Business (October 2008)

Reduced working capital requirements

Funded Orthodyne Acquisition

Tender Offer For 1% Notes Due in 2010

Repurchase Offer @ $720/$1,000 Principal Amount Tendered

Principal Outstanding $62 million

Repurchase Cash $45 million (exclusive of fees)

Estimated max potential savings of ~$17 million

January 8, 2009 Needham Growth Stock Conference 14 Kulicke & Soffa®

Liquidity Analysis

$ in Millions

2008 Ending Cash Balance 184

Net cash from transactions 70

.5% Notes (paid in November) (72)

2009 Cash from operations (64)

2009 CapX (5)

2009 Misc 1 Time Cash payments (20)

2009 Working Capital Change 42

2009 End of Year Cash 135

Table includes management’s estimates for expenses, cash flows, and cash balances in the event that revenue levels for the last 3 quarters of FY2009 stay approximately the same as the revenue forecast for the first fiscal quarter. FY 2009 revenue levels included in the table are only a “what if” scenario for management’s planning purposes and are not management’s expectations for FY 2009 revenue.

January 8, 2009 Needham Growth Stock Conference 15 Kulicke & Soffa®

RECONCILIATIONS

A) Reconcilation of Orthodyne income before income taxes

($ millions) 6 Mos End Fiscal Year End

6/30/08 12/31/07 12/31/06 12/31/05

As Reported $ 5.8 $ 26.0 $ 14.2 $ 3.2

ESOP Compensation - - 3.7 2.2

Interest and dividend income (0.6) (1.7) (1.4) (0.9)

Rental Income (0.0) (0.2) (0.3) (0.3)

As Presented: Operating Income $ 5.2 $ 24.1 $ 16.4 $ 4.3

January 8, 2009 Needham Growth Stock Conference 16 Kulicke & Soffa®

B) Reconciliation of Income Statements

($ millions)	K&S with Wire		K&S less Wire plus OE		K&S without Wire		
	9 Mos End 6/28/08	FY 9/29/07	9 Mos End 6/28/08	FY 9/29/07	9 Mos End 6/28/08	FY 9/29/07	FY 9/30/06
Revenue as Reported	$ 582.7	$ 700.4	$ 343.6	$ 480.9	$ 266.8	$ 370.5	$ 380.3
Gross Profit as Reported	$ 131.0	$ 180.9	$ 148.9	$ 216.1	$ 108.9	$ 155.4	$ 173.2
Orthodyne Proforma Adjustments	-	-	3.4	4.6	-	-	-
Equity based compensation expense	0.2	0.2	0.2	0.2	0.2	0.2	0.6
Gross Profit as Presented	$ 131.2	$ 181.2	$ 152.6	$ 220.9	$ 109.1	$ 155.7	$ 173.8
Operating Expenses as Reported	$ 126.0	$ 144.5	$ 158.7	$ 186.9	$ 121.4	$ 137.9	$ 108.5
Equity based compensation expense	(4.6)	(5.3)	(4.6)	(5.9)	(4.6)	(5.9)	(4.1)
US Pension Plan Termination	(9.2)	-	(9.2)	-	(9.2)	-	-
Orthodyne Proforma Adjustments	-	-	(4.9)	(7.8)	-	-	-
Sale of Assets	-	-	-	-	-	-	4.5
Amortization of Intangibles	(0.1)	(0.2)	(0.1)	(0.2)	(0.1)	(0.2)	-
Operating Expenses as Presented	$ 112.0	$ 139.1	$ 139.8	$ 173.1	$ 107.5	$ 131.9	$ 108.9
Operating Income as Reported	$ 5.0	$ 36.4	$ (9.8)	$ 29.2	$ (12.5)	$ 17.5	$ 64.8
Equity based compensation expense	4.6	5.5	4.6	6.1	4.6	6.1	4.7
Sale of Assets	-	-	-	-	-	-	(4.5)
US Pension Plan Termination	9.2	-	9.2	-	9.2	-	-
Orthodyne Proforma Adjustments	-	-	8.4	12.4	-	-	-
Amortization of Intangibles	0.1	0.2	0.1	0.2	0.1	0.2	-
Operating Income as Presented	$ 19.0	$ 42.1	$ 12.5	$ 47.9	$ 1.4	$ 23.8	$ 65.0
Net Income as Reported	$ 8.4	$ 37.7	$ (6.0)	$ 29.8	$ (8.6)	$ 18.9	$ 61.5
Equity based compensation expense	4.6	5.5	4.6	5.9	4.6	5.9	4.7
Sale of Assets	-	-	-	-	-	-	(4.5)
Gain on bond redemption	-	-	-	-	-	-	(4.0)
Tax effect on non-GAAP adjustments	(4.5)	(0.5)	(4.5)	(5.0)	(4.5)	(5.0)	0.4
Orthodyne Proforma Adjustments			9.4	14.6		-	-
Debt Sale Adjustment		(2.8)	-	(2.8)		(2.8)	-
US Pension Plan Termination	9.2	-	9.2	-	9.2	-	-
Amortization of Intangibles	0.1	0.2	0.1	0.2	0.1	0.2	-
Gain on extinguishment of debt	(0.2)	-	(0.2)	-	(0.2)	-	-
Net Income as Presented	$ 17.6	$ 40.1	$ 12.6	$ 42.6	$ 0.6	$ 17.1	$ 58.1

January 8, 2009 *Needham Growth Stock Conference* 17 Kulicke & Soffa

Final thoughts

Strong Products & Brand Recognition

High Market Share

Market Acceptance of Newly Introduced Equipment

Positioned in New Growth Areas

Strong Balance Sheet & Good Liquidity

K&S is Positioned Technologically & Financially for Industry Recovery

January 8, 2009 Needham Growth Stock Conference 18 Kulicke & Soffa®

Company Copyright

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Any reproduction or use of all or any part of this presentation without the express written consent of K&S is prohibited.

January 8, 2009 Needham Growth Stock Conference 19 Kulicke & Soffa®